UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2008

Item 1. Report to Stockholders.

FIMCO Select Fund

SEMI-ANNUAL REPORT
For the Six Months Ended
May 31, 2008

FIMCO Select Fund

July 17, 2008

Dear Shareholder,

Fund Performance
The FIMCO Select Fund declined in value 3.28% from November 30, 2007 to May 31, 2008, while the S&P 500 declined by 4.47% and the S&P 1500 declined by 4.20% over the same time period.

Semi-Annual Performance (11/30/07-05/31/08)

FMCOX	-3.28%
S&P 500	-4.47%
S&P 1500	-4.20%

Our best performing equity positions over the last six months were Burlington Northern (BNI), FreightCar America (RAIL), Papa Johns (PZZA), Wal-Mart (WMT), Conoco-Phillips (COP) and Chevron (CHV). All of these increased 15% or more during this period. Burlington Northern continued its upward march as higher fuel prices continued to make rail a more economic option than trucking. BNI has been able to pass along a lot of its increased fuel costs in the form of surcharges. While this can’t continue forever, the industry tailwinds appear strong and we plan to continue to hold BNI at current prices.  FreightCar manufactures rail cars and had been a poor performer for the fund until the last six months. RAIL is primarily known as a coal car producer, as they have 80% market share in that market.  We purchased RAIL because during the most recent cyclical high RAIL used excess cash flow to build capacity for other types of rail cars. We entered the position when we thought the market was pricing RAIL as only a coal car producer. While the stock languished for a short while, it increased 32% from November 30, 2007 until we exited the position in late May 2008. Papa Johns rallied 25% during the period in the face of a really tough market and cheese prices that continue to hover well above historic norms.  Wal-Mart also performed well as cash strapped consumers focused more on the value proposition that Wal-Mart offers on discretionary and staple items.  Conoco and Chevron continued to benefit from oil prices reaching $130.

Our worst performing equity positions over the last six months were First Marblehead (FMD), Borders (BGP), Office Depot (ODP) and Bank of America (BAC). We sold First Marblehead in mid-February when we had no clarity on when or if they would be able to complete another securitization. While FMD has been a remarkable business model when the securitization market is functioning, its business depends on this market for the majority of its earnings. Given the uncertainty, we decided to exit the position. Our concerns have

FIMCO Select Fund

since been realized and the stock has fallen 60% since we sold it.  Borders and Office Depot continued to struggle in a tough consumer market.  However, we continue to believe that they are both undervalued and that their values should be realized in a time frame that nets us an attractive internal rate of return (IRR).  Borders is currently reviewing strategic alternatives and we think it is possible that they will be acquired by Barnes and Noble. Office Depot does not have the immediate potential catalysts we see in Borders but the stock is so cheap relative to our estimate of value that we think it is worth being patient with this position for the time being.  We sold Bank of America in May as we could not get a handle on their ultimate credit losses and reallocated the proceeds to a more conservatively managed bank in Wells Fargo.

Shareholder Letter
Charlie Munger, the Vice-Chairman of Berkshire Hathaway, said the following at the 2008 Annual Meeting, “…while we don’t like inflation because it is bad for our country and civilization, we will probably make more money over time because there is inflation.” Our interpretation of this is that inflation and/or the anticipation of inflation creates potential opportunities in the stock market.  While we are nowhere near the levels of inflation we experienced in the early 70’s and 80’s, the average consumer is definitely getting squeezed when they fill up their car or buy their groceries.  While we think consumers may still have some more pain to bear and that we are likely in a recession now, it’s important to remember that stock prices tend to be forward looking and the best buying opportunities may be missed by those that wait for the recession to end.  The following charts and table tells the story.

The first charts shows the change in leading economic indicators.  The orange shaded areas represent soft landings and the blue areas represent recessions. As you can see, we are currently at the level experienced only during previous recessions.

Chart 1: Leading Economic Indicators

Source: Charles Schwab, FactSet, ISI Group, National Bureau of Economic Research.

FIMCO Select Fund

The second chart measures initial unemployment claims and once again we are approaching a level (380K based on a 4-week average) that has only been experienced during noticeable economic downturns.

Chart 2: Initial Unemployment Claims

Source: Charles Schwab, FactSet, ISI Group, National Bureau of Economic Research.

The third chart tells the same story using consumer confidence.  The Conference Board’s Consumer Confidence Index is also at levels which have only been reached during previous recessions.

Chart 3: Consumer Confidence

Source: Charles Schwab, FactSet, ISI Group, National Bureau of Economic Research.

The good news is that markets usually anticipate recessions.  As chart 4 demonstrates, since WWII recessions have lasted a median of 10 months.  The

Chart 4: Markets Anticipate Recessions

Source: Charles Schwab, & Ned Davis Research.

FIMCO Select Fund

decline from peak to trough has averaged 25% and that decline has taken 13 months on average.  If the same holds true this time around, then we may be 2 to 3 months from a market bottom and potentially the best buying opportunities for stocks. Whether this time around will match historic norms is anyone’s guess but it is something interesting to consider.

Last but not least, Table 1 shows the performance of the S&P 500 before, during and after the recessions experienced since 1974.  There have been five ÒofficialÓ recessions and the current one would make six.  The table also shows the price-to-earnings ratio for the S&P 500 and the 10-year Treasury yield entering the recession.  These are included as a measure of valuation in the case of the P/E and an opportunity cost or discount rate in regards to the 10-year Treasury yield.  As you can see, the S&P 500 has experienced positive returns in the 1-year, 2-year and 3-years periods following the start of the recession in all cases but 2001. We think the negative returns experienced after the 2001 recession is a result of the extreme valuations reached in 2000 and the resulting 26+ P/E ratio for the S&P 500 entering the 2001 recession.  Looking at 2008, it appears that the current P/E ratio is higher than previous starting points but this may be somewhat distorted by the large onetime writedowns taken in the financial sector in the last year. Using a normalized level of earnings for the S&P over the last year yields a P/E around 15 or similar to the level entering the 1990-91 recession. The 10-year Treasury yield is also half the level of 1990 which we feel also makes equities more attractive on a relative basis.

Table 1: S&P 500 Performance & Recessions

			S&P 500 Performance (Total Return)*
		10-yr
	P/E	Treasury	1-yr		1-yr	2-yr	3-yr
	Ratio	Yield %	prior to		After	After	After
Recession	Entering	Entering	Entering	During	Start of	Start of	Start of
Period	Recession	Recession	Recession	Recession	Recession	Recession	Recession
11/1973-03/1975	9.8	7.4	-17.5%	-3.1%	10.7%	21.3%	16.8%
01/1980-07/1980	6.7	11.9	0.5%	22.9%	33.2%	9.7%	49.8%
07/1981-11/1982	7.6	14.2	-7.4%	-3.6%	3.6%	42.9%	43.0%
07/1990-03/1991	14.1	8.1	-12.3%	22.6%	26.7%	36.5%	50.0%
03/2001-11/2001	26.4	5.4	-10.1%	-21.2%	-13.0%	-33.4%	-15.8%
2008?	18.5	4.0	3.5%	?	?	?	?
Avg.	13.9	8.5	-9.4%	3.5%	12.2%	15.4%	28.8%
Avg. w/o 2001	11.3	9.1	-9.2%	9.7%	18.6%	27.6%	39.9%

*	Past performance is not a guarantee of future results. Time periods begin on the 1st day of the month and end on the last day.

Source: Bloomberg

FIMCO Select Fund

In summary, we think we are in a recession as we speak but we don’t think that spells gloom and doom for the stock market.  As we’ve laid out above, the stock market has historically looked ahead six to nine months and our view is that astute investors should do the same thing. While it’s impossible to call the exact bottom, we think we can attempt to manage risk by being aware of the macro environment and at the same time focusing our attention on individual companies and their valuation as the primary source of risk mitigation.  We employ this philosophy in all market environments with the only difference being that we think recessions create better buying opportunities and we are positioning ourselves now to potentially take advantage of those opportunities.

Sincerely,

Gary T. Schoen, Chief Investment Officer

The opinions expressed above are those of the investment advisor, are subject to change, and any forecasts made cannot be guaranteed.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investment involves risk. Principal loss is possible. The Fund may invest in options, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The S&P 500 Index and the S&P 1500 Index are broad based unmanaged indices of 500 and 1500 stocks respectively, which are widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Please refer to the Schedule of Investments on page 8 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

The FIMCO Select Fund is distributed by Quasar Distributors, LLC (07/08)

FIMCO Select Fund

SECTOR ALLOCATION at May 31, 2008 (Unaudited)

Sector Allocation	% of Net Assets

Consumer Discretionary	21.9%
Consumer Staples	15.3%
Energy	11.6%
Financials	11.3%
Health Care	5.4%
Industrials	11.0%
Information Technology	13.1%
Investment Companies	14.2%
Telecommunication Services	2.3%
Money Market	3.3%
Liabilities in Excess of Other Assets*	(9.4)%
Net Assets	100.0%

*  Includes short positions as of May 31, 2008.

Expense Example For the Six Months Ended May 31, 2008 (Unaudited)

As a shareholder of the FIMCO Select Fund (the "Fund"), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/07 – 5/31/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, the Fund’s transfer agent will currently charge a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days.  Investment Retirement Accounts ("IRA") will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory

FIMCO Select Fund

Expense Example For the Six Months Ended May 31, 2008 (Unaudited) (Continued)

fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 12/1/07	Value 5/31/08	12/1/07 – 5/31/08*
Actual^	$1,000	$ 967	$9.20
Hypothetical (5% annual
return before expenses)+	$1,000	$1,016	$9.42

^	Excluding interest expense and dividends on short positions, your actual cost of investment in the Fund would be $8.06.
+	Excluding interest expense and dividends on short positions, your hypothetical cost of investment in the Fund would be $8.26.
*
Expenses are equal to the Fund’s annualized expense ratio, including interest expense and dividends on short positions, of 1.87% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by the number of days since inception 183/365 days (to reflect period since inception).  If interest expense and dividends on short positions were excluded, the annualized expense ratio would have been 1.50% (reflecting fee waivers in effect).

FIMCO Select Fund

SCHEDULE OF INVESTMENTS at May 31, 2008 (Unaudited)

Shares		Value
COMMON STOCKS: 90.5%
Aerospace & Defense: 1.8%
5,000	The Boeing Co.	$413,850
Auto Components: 2.3%
26,000	Superior Industries
	International, Inc.	534,560
Beverages: 5.5%
12,000	Anheuser-Busch
	Companies, Inc.[1]	689,520
10,000	The Coca-Cola Co.[1]	572,600
		1,262,120
Capital Markets: 2.5%
20,000	Janus Capital
	Group, Inc.	580,000
Commercial Banks: 2.8%
23,000	Wells Fargo & Co.	634,110
Commercial Services & Supplies: 4.2%
75,000	Corinthian
	Colleges, Inc.*	960,000
Communications Equipment: 2.5%
22,000	Cisco Systems, Inc.*	587,840
Diversified Telecommunication Services: 2.3%
6,700	AT&T, Inc.	267,330
6,800	Verizon
	Communications, Inc.	261,596
		528,926
Electronic Equipment & Instruments: 1.7%
9,800	Tyco Electronics Ltd.	393,176
Energy Equipment & Services: 1.0%
6,000	Helix Energy
	Solutions Group, Inc.*	231,780
Food & Staples Retailing: 8.8%
10,900	Costco Wholesale Corp.[1]	777,388
21,500	Wal-Mart Stores, Inc.[1]	1,241,410
		2,018,798
Hotels, Restaurants & Leisure: 3.4%
26,400	Papa John’s
	International, Inc.*	776,952
Household Durables: 2.6%
8,100	Whirlpool Corp.	596,808
Industrial Conglomerates: 4.5%
21,000	General Electric Co.	645,120
8,500	Tyco International, Ltd.	384,115
		1,029,235
Insurance: 6.0%
162	Berkshire Hathaway,
	Inc. - Class B*	728,676
1,600	Markel Corp.*	647,440
		1,376,116
Internet & Catalog Retail: 2.8%
21,800	eBay, Inc.*[1]	654,218
IT Services: 3.3%
31,800	The Western Union Co.	751,752
Life Science Tools & Services: 2.1%
7,200	Thermo Fisher
	Scientific, Inc.*	424,944
14,942	PURE Bioscience*	64,848
		489,792
Machinery: 2.8%
12,075	PACCAR, Inc.[1]	644,684
Oil & Gas: 5.7%
7,100	Chevron Corp.[1]	703,965
7,000	Exxon Mobil Corp.[1]	621,320
		1,325,285
Oil, Gas & Consumable Fuels: 4.8%
11,800	ConocoPhillips[1]	1,098,580
Pharmaceuticals: 3.3%
11,500	Johnson & Johnson[1]	767,510
Road & Rail: 2.0%
4,000	Burlington Northern
	Santa Fe Corp.	452,200

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

SCHEDULE OF INVESTMENTS at May 31, 2008 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 90.5% (Continued)
Software: 2.7%
21,900	Microsoft Corp.[1]	$620,208
Specialty Retail: 9.1%
131,900	Borders Group, Inc.[1]	809,866
37,700	CarMax, Inc.*[1]	741,182
41,800	Office Depot, Inc.*[1]	530,860
		2,081,908
TOTAL COMMON STOCKS
(Cost $19,063,261)		20,810,408
INVESTMENT COMPANIES: 14.2%
5,000	Energy Select Sector
	SPDR Fund[1]	430,000
18,200	Materials Select Sector
	SPDR Fund	810,082
25,500	Technology Select
	Sector SPDR Fund[1]	646,425
21,500	Utilities Select Sector
	SPDR Fund[1]	888,165
8,300	Vanguard Information
	Technology
	Index Fund[1]	481,815
TOTAL INVESTMENT COMPANIES
(Cost $2,562,882)		3,256,487

Contracts (100 shares per contract)
CALL OPTIONS PURCHASED: 1.4%
329	Borders Group, Inc.
	Expiration: January, 2010,
	Exercise Price: $5.00	89,653
190	National City Corp.
	Expiration: January, 2009,
	Exercise Price: $35.00	475
170	Wal-Mart Stores, Inc.
	Expiration: January, 2009,
	Exercise Price: $45.00	235,450
TOTAL CALL OPTIONS PURCHASED
(Cost $399,498)		325,578
SHORT-TERM INVESTMENT: 3.3%
753,100	Fidelity Institutional
	Money Market
	Portfolio	753,100
TOTAL SHORT-TERM INVESTMENT
(Cost $753,100)		753,100
TOTAL INVESTMENTS
IN SECURITIES: 109.4%[2]
(Cost $22,778,741)		25,145,573
Liabilities in Excess
of Other Assets: (9.4)%		(2,156,339)
TOTAL NET ASSETS: 100.0%		$22,989,234

[1]	A portion of the security was purchased with the cash proceeds from securities sold short and is used for collateral on short sales.
[2]	See Note 2 for a summary of the inputs used to value the Fund’s net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

SCHEDULE OF SECURITIES SOLD SHORT at May 31, 2008 (Unaudited)

Shares		Value
6,200	CEC
	Entertainment, Inc.	$224,068
50,000	Consumer Discretionary
	Select Sector
	SPDR Fund	1,615,500
TOTAL SECURITIES SOLD SHORT
(Proceeds $2,049,730)		$1,839,568

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2008 (Unaudited)

ASSETS
Investments in securities, at value
(cost $22,778,741) (Note 2)	$25,145,573
Receivables:
Investment securities sold	296,122
Dividends and interest	43,365
Prepaid expenses	7,186
Total assets	25,492,246

LIABILITIES
Payables:
Securities sold short, at value (proceeds $2,049,730)	1,839,568
Investment securities purchased	390,407
Due to broker	206,021
Due to custodian	7,185
Investment advisory fees, net	15,723
Administration fees	3,360
Custody fees	1,620
Fund accounting fees	5,828
Transfer agent fees	3,970
Chief compliance officer fees	659
Other accrued expenses	28,672
Total liabilities	2,503,012

NET ASSETS	$22,989,234
Net asset value, offering and redemption price per share
($22,989,234/2,032,962, shares outstanding; unlimited
number of shares authorized without par value)	$11.31

COMPONENTS OF NET ASSETS
Paid-in capital	$21,663,326
Accumulated net investment loss	(9,423)
Accumulated net realized loss
on investments and options	(1,241,663)
Net unrealized appreciation
on investments and options	2,366,832
Net unrealized appreciation on securities sold short	210,162
Net assets	$22,989,234

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2008 (Unaudited)

INVESTMENT INCOME
Dividends	$203,585
Interest	14,372
Total investment income	217,957

EXPENSES (Note 3)
Investment advisory fees	112,138
Interest expense	32,968
Dividends on short positions	26,205
Fund accounting fees	15,095
Administration fees	15,041
Transfer agent fees	11,233
Audit fees	9,006
Legal fees	6,399
Custody fees	4,013
Chief compliance officer fees	2,977
Registration fees	2,454
Trustee fees	2,171
Reports to shareholders	2,134
Miscellaneous expense	890
Insurance expense	789
Total expenses	243,513
Less: fees waived	(16,133)
Net expenses	227,380
Net investment loss	(9,423)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
Net realized loss on investments and options	(1,520,077)
Net realized gain on short transactions	303,530
Change in net unrealized appreciation
on investments and options	429,208
Change in net unrealized depreciation on options written	(19,244)
Change in net unrealized depreciation
on securities sold short	(31,758)
Net realized and unrealized loss on investments	(838,341)
Net decrease in net assets
resulting from operations	$(847,764)

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	May 31, 2008	November 30,
	(Unaudited)	2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(9,423)	$(91,759)
Net realized gain (loss) on investments	(1,520,077)	980,312
Net realized gain (loss) on short transactions	303,530	(244,233)
Change in net unrealized
depreciation on options written	(19,244)	—
Change in net unrealized
appreciation (depreciation)
on investments and options	429,208	(222,596)
Change in net unrealized appreciation
(depreciation) on securities sold short	(31,758)	323,524
Net increase (decrease) in net assets
resulting from operations	(847,764)	764,492
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(716,641)	—
Total distributions to shareholders	(716,641)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a) (b)	213,879	3,077,258
Total increase (decrease) in net assets	(1,350,526)	3,841,750
NET ASSETS
Beginning of period	24,339,760	20,498,010
End of period	$22,989,234	$24,339,760

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	May 31, 2008		Year Ended
	(Unaudited)		November 30, 2007
	Shares	Value	Shares	Value
Shares sold	122,570	$1,339,341	491,527	$5,964,529
Shares issued in
reinvestment
of distributions	61,886	716,641	—	—
Shares redeemed (b)	(170,774)	(1,842,103)	(237,415)	(2,887,271)
Net increase	13,682	$213,879	254,112	$3,077,258

(b)	Net of redemption fees of $130 and $796

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

	Six Months Ended	Year Ended	Period Ended
	May 31, 2008	November 30,	November 30,
	(Unaudited)	2007	2006*
Net asset value, beginning of period/year	$12.05	$11.61	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss[1,2]	(0.01)	(0.05)	(0.02)
Net realized and unrealized
gain on investments	(0.38)	0.49	1.63
Total from investment operations	(0.39)	0.44	1.61
LESS DISTRIBUTIONS:
From net realized gain	(0.35)	—	—
Total distributions	(0.35)	—	—
Paid-in capital from redemption fees (Note 2)	0.00 [3]	0.00 [3]	—
Net asset value, end of period/year	$11.31	$12.05	$11.61
Total return	(3.28)%[4]	3.79%	16.10%[4]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$23.0	$24.3	$20.5
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed[6,10]	2.17%[5]	2.01%	2.04%[5]
After fees waived and expenses absorbed[7,10]	2.03%[5]	1.91%	1.53%[5]
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed[8,10]	(0.23)%[5]	(0.49)%	(0.79)%
After fees waived and expenses absorbed[9,10]	(0.09)%[5]	(0.39)%	(0.28)%
Interest expense and
dividend/interest on short positions	0.53%	0.41%	0.03%
Portfolio turnover rate	36%[4]	75%	54%[4]

*	Fund commenced operations on December 28, 2005.
[1]	Recognition of net income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
[2]	Net investment income per share before dividends on short positions for the six months ended May 31, 2008 and the year ended November 30, 2007 was $0.01 and $0.00, respectively.
[3]	Amount is less than $0.01
[4]	Not annualized
[5]	Annualized.
[6]
The ratio of expenses to average net assets includes interest expense on short positions.  The ratio excluding interest expense on short positions for the six months ended May 31, 2008 and the year ended November 30, 2007 and the period ended November 30, 2006 was 1.64%, 1.60% and 2.01%, respectively.

[7]
The ratio of expenses to average net assets includes interest expense on short positions.  The ratio excluding interest expense on short positions for the six months ended May 31, 2008 and the year ended November 30, 2007 and the period ended November 30, 2006 was 1.50%, 1.50% and 1.50%, respectively.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

FINANCIAL HIGHLIGHTS (Continued)

8
The ratio of net investment income(loss) to average net assets includes dividends and interest expense on short positions.  The ratio excluding dividends and interest expense on short positions for the six months ended May 31, 2008, the year ended November 30, 2007 and the period ended November 30, 2006 was (0.30)%, (0.08)% and (0.76)%, respectively.

[9]
The ratio of net investment income(loss) to average net assets includes dividends and interest expense on short positions.  The ratio excluding dividends and interest expense on short positions for the six months ended May 31, 2008, the year ended November 30, 2007 and the period ended November 30, 2006 was 0.44%, 0.02% and (0.25)%, respectively.

[10]	Does not include expenses of the investment companies in which the Fund invests in.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

FIMCO Select Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company.  The Fund commenced operations on December 28, 2005.

The Fund’s investment objective is long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market¨ ("NASDAQ"), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price ("NOCP").  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Options on securities shall be valued at the mean between the most recent quoted bid and asked quotations.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2008 (Unaudited) (Continued)

the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of May 31, 2008, the Fund did not hold fair valued securities.

B.
Option Writing.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.
Federal Income Taxes.  The Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

D.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2008 (Unaudited) (Continued)

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

H.
Short Sales.  The Fund may sell a security it does not own in anticipation of a decline in the value of that security.  When the Fund sells securities short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain is limited to the difference between the price at which the Fund sold the security short and the price the Fund pays to purchase the security to terminate the short sale, or a sale.  The Fund is liable for any dividends payable on the securities while those securities are in a short position.  As collateral for its short positions, the Fund is required by the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.  The fund has entered into a Special Custody Account Agreement with Bear Stearns Securities Corp. ("Bear Stearns") in which collateral for its short

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2008 (Unaudited) (Continued)

positions consists of segregated securities owned by the Fund.  Bear Stearns charges the Fund a fee equal to a 2% spread on the outstanding short positions market value.  For the six months ended May 31, 2008, the Fund incurred net interest expense on short positions of $32,968.

I.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

J.
New Accounting Pronouncements.  Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a "more likely than not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the Òmore likely than notÓ threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and the state of Massachusetts.  As of May 31, 2008, open Federal and Massachusetts tax years include the tax years ended March 31, 2007 through 2008.  The Funds have no examination in progress.

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157") effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Fund (Portfolio) has adopted FAS 157 effective January 1, 2008. A summary of the fair value hierarchy under FAS 157 is described below:

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2008 (Unaudited) (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2008:

	Level 1 - Quoted	Level 2 -	Level 3 -
	prices in active	Significant other	Significant
	markets for	observable	unobservable
Description	identical assets	inputs	inputs
Assets:
Securities	$25,145,573	$0.00	$0.00
Total	$25,145,573	$0.00	$0.00
Liabilities:
Securities sold short	$(1,839,568)	$0.00	$0.00
Total	$(1,839,568)	$0.00	$0.00

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Frontier Investment Management Co., (the "Advisor") provides the Fund with investment management services under an Investment Advisory

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2008 (Unaudited) (Continued)

Agreement (the "Agreement"). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six months ended May 31, 2008, the Fund incurred $112,138 in investment advisory fees.

The Advisor has contractually agreed to limit the Fund’s expenses so that its ratio of expenses to average net assets, excluding short sales and interest expense associated with short sales, will not exceed 1.50%.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended May 31, 2008, the Advisor has waived $16,133 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  At May 31, 2008, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $116,360.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
November 30, 2009	$75,359
November 30, 2010	$24,868
November 30, 2011	$16,133

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the "USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the "Administrator") and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rates:

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2008 (Unaudited) (Continued)

Minimum	$30,000
$0 to $50 million	0.12% of average daily net assets
$50 to $200 million	0.10% of average daily net assets
Over $200 million	0.05% of average daily net assets

For the year ended May 31, 2008, the Fund incurred $15,041 in administration fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended May 31, 2008, the Fund was allocated $2,977 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the "Distributor") serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. serves as custodian (the "Custodian") to the Fund.  Both The Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term investments, was $6,284,899 and $17,590,618, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended May 31, 2008.

For the six months ended May 31, 2008, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $2,142,046 and $227,906 respectively.

The cost basis of investments for federal income tax purposes at May 31, 2008 was as follows:

Cost of investments(a)	$22,803,844
Gross tax unrealized appreciation on long positions	$4,105,001
Gross tax unrealized depreciation on long positions	(1,763,272)
Net tax unrealized appreciation on long positions	2,341,729
Gross tax unrealized appreciation on short positions	210,162
Net tax unrealized appreciation on
short positions and options written	210,162
Total net tax unrealized appreciation on investments	$2,551,891

(a)	Differences between book losses and tax losses are attributable to the tax treatment of wash sales.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2008 (Unaudited) (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

For the six months ended May 31, 2008, there were $716,641 in distributions for the Fund.

As of November 30, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income	—
Undistributed long-term capital gain	$716,628
Total distributable earnings	716,628
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$2,890,313

FIMCO Select Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 653-4626 and by accessing the Fund’s website at www.fimcofunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 653-4626.  In addition, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 653-4626.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its website at www.fimcofunds.com within ten business days after calendar quarter end.

(This Page Intentionally Left Blank.)

Investment Advisor
FRONTIER INVESTMENT MANAGEMENT CO.
8401 N. Central Expwy, Ste. 645, LB 31
Dallas, TX 75225

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
75 E. 55th Street, Floor 15
New York, NY 10022

FIMCO Select Fund
Symbol – FMCOX
CUSIP – 742935398

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date     August 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date     August 4, 2008

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date     August 8, 2008

* Print the name and title of each signing officer under his or her signature.